SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 31, 1996

                         THE NEW WORLD POWER CORPORATION
             (Exact name of Registrant as specified in its charter)

    Delaware                      0-18260                     52-1659436

(STATE OR OTHER                 (COMMISSION                 (IRS EMPLOYER
JURISDICTION OF                 FILE NUMBER)             IDENTIFICATION NO.)
 INCORPORATION)

The Farmhouse, 558 Lime Rock Road,                                06039
Lime Rock, Connecticut
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


Registrant's telephone number, including area code: (860) 435-4000



Exhibit Index is on page 3

Total number of pages including exhibits is 217.

ITEM 5.           OTHER EVENTS

                  On May 31, 1996, The New World Power Corporation (the "Registrant") closed a series of agreements with its lenders to restructure certain of its debt obligations. The Registrant entered into a Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement (the "Agreement"), dated as of March 1, 1996, among The Sundial International Fund Limited ("Sundial"), the Registrant, The New World Power Company Limited ("NWP Ltd."), and Wolverine Power Corporation ("Wolverine") regarding the Registrant's 0% Senior Secured Note in the amount of $550,000, dated December 20, 1995 and due March 31, 1996 issued by NWP Ltd. to Sundial (the "Senior Secured Note") and the Wolverine Power Corporation First Mortgage Note in the outstanding principal amount as of March 1, 1996 of $3,434,692, dated December 31, 1992, issued by Wolverine to the Registrant and assigned by the Registrant to Sundial (the "Wolverine Note" and together with the Senior Secured Note, the "Notes"). Pursuant to the terms of the Agreement, the maturity of the Senior Secured Note was extended to December 1, 1996 and the maturities of certain installments of the Wolverine Note were extended. Also pursuant to the Agreements certain warrants of which Sundial is the owner or the agent for the owners have been re-priced from exercise prices ranging from $7.50 to $15.00 per share to an exercise of $1.75 per share. Also pursuant to the Agreement, Sundial has been given an option to exchange the Notes for certain Exchange Notes to be issued by the Registrant. The Registrant is required also to effect certain asset sales and offer to redeem the Notes with the proceeds from such sales. Sundial also received additional security from the Registrant in connection with the Agreement.

                  The Registrant also entered into Amendment No. 3 to Note and Warrant Purchase Agreement, and Modification of Letter Agreement, dated as of March 1, 1996 by and between NWP Corp. and each of the Purchasers thereto whereby the Registrant and the Purchasers agreed to modify certain of the terms of the Note and Warrant Purchase Agreement, dated as August 15, 1995, amended by Amendment No. 1 to Note and Warrant Purchase Agreement dated as of October 13, 1995 by and between the Registrant and the Purchasers and by Amendment No. 2 to Note and Warrant Purchase Agreement ("Amendment No. 2") dated as February 29, 1996 by and between the Registrant and the Purchasers.

                  On June 3, 1996, the Registrant issued a Press Release announcing that it had restructured certain of its indebtedness with its lenders and outlining the terms thereof. On May 16, 1996, the Registrant received a letter from the Nasdaq Stock Market Inc. ("Nasdaq") informing the Registrant that Nasdaq had decided to deny the Registrant's request for continued listing on the Nasdaq National Market. The Registrant is appealing the Nasdaq's decision and a hearing is scheduled for June 6, 1996.


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
ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.


EXHIBIT                           DOCUMENT
INDEX

(10.1) Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement, dated as of March 1, 1996, among The Sundial International Fund Limited ("Sundial"), New World Power Corporation ("NWP Corp."), The New World Power Company Limited ("NWP Ltd."), and Wolverine Power Corporation ("Wolverine") including the following Exhibits: Resolutions of Directors and/or Shareholders of NWP Corp., NWP Ltd. and Wolverine; Form of New Warrant; Form of New NWP Ltd. Note; Form of Amended Wolverine Note; Form of Amended Wolverine Mortgage and Security Agreement Covering Real Property located in Gladwin County, Michigan; Form of Amended Wolverine Mortgage and Security Agreement Covering Real Property located in Midland County, Michigan; Form of Amended Support and Pledge Agreement; Form of Amended Guarantee; Form of Amended Charge; Form of Exchange Note; Form of Registration Rights Agreement; and Form of NWP Ltd.

(10.2) Amendment No. 3 to Note and Warrant Purchase Agreement, and Modification of Letter Agreement, dated as of March 1, 1996 by and between NWP Corp. and the Purchasers thereto and Fleming & Co., Ltd as agent for the purchasers ("Fleming")

(10.3) Intercreditor Agreement, dated as of March 1, 1996 by and between NWP Corp., Sundial and Fleming

(20)                 Press Release of NWP Corp., dated June 3, 1996

(99)                 Letter, dated May 16, 1996, from The Nasdaq
                     Stock Market, Inc. to NWP Corp. denying NWP
                     Corp.'s request for continued listing on the Nasdaq National Market




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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE NEW WORLD POWER CORPORATION


                                  By: /s/ George Petrenko
                                     --------------------
                                     George Petrenko
                                     Chief Executive Officer


DATE:  June 3, 1996
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